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                                                                  Exhibit 10.3.2

                         AMENDMENT #1 TO CONTRACT 00117
                      ELECTRONIC LOTTERY TICKET DISPENSERS

1. Contract 00117 between the Missouri Lottery and Lottery Enterprises Inc shall hereby be amended as follows:

      Page 6, Paragraph 13 shall be added as follows:

      13. The contractor shall be responsible for loss of or damages to vending machines leased by the Missouri Lottery in cases where the loss of or damages to the vending machines is not a result of negligence or an intentional act by the Missouri Lottery or the Missouri Lottery's retailer.

2.    All other terms and conditions of the contract shall remain the same.


/s/ Catherine Winchester                    13 March 1995
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Contractor's Authorized Signature           Date


/s/ James R. Scroggins                      3-17-95
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Missouri Lottery Authorized Signature       Date